Exhibit 23.1
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                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 1996 included in Independent Bank Corp.'s Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement.



Boston, Massachusetts                                /s/ ARTHUR ANDERSEN LLP
May 6,1996                                           ARTHUR ANDERSEN LLP








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